SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        June 4, 1998 (June 3, 1998)

                       AMERICAN RADIO SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                        0-26102               04-3196245
 (State or other                  (Commission            (IRS Employer
jurisdiction of                   File Number)          Identification No.)
incorporation)


                              116 Huntington Avenue
                           Boston, Massachusetts 02116
          (Address of principal executive offices, including zip code)




                                 (617) 375-7500
              (Registrant's telephone number, including area code)






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Item 5.  Other Events

         On June 3, 1998, American Tower Systems Corporation, a subsidiary of American Radio Systems Corporation (NYSE:AFM), issued the press release attached herewith as Exhibit 99.

Item 7.  Exhibits

         Press Release, dated June 3, 1998.......................  Exhibit 99

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICAN RADIO SYSTEMS CORPORATION
                                   (Registrant)



                                   By: /s/ Justin D. Benincasa
                                        Justin D. Benincasa
                                        Vice President and Corporate Controller


Date: June 4, 1998